SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    May 7, 2002

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600
Registrant’s Telephone Number, including area code

Item 4.    Changes in Registrant’s Certifying Accountant.

On May 7, 2002, on the recommendation of the Audit and Compliance Committee of the Board of Directors of Plum Creek Timber Company, Inc. (“Plum Creek”), Plum Creek’s Board of Directors dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as Plum Creek’s independent public accountant and engaged Ernst & Young LLP (“Ernst & Young”) to serve as the company’s independent public accountant for the fiscal year 2002.

On October 6, 2001, six former subsidiaries of Georgia-Pacific Corporation (“Georgia-Pacific”), which collectively held all of the assets and liabilities attributed to Georgia-Pacific’s timber and timberlands business (“The Timber Company”), merged (the “Merger”) with and into Plum Creek, with Plum Creek as the surviving corporation. Immediately prior to the Merger, Plum Creek’s independent public accountant was PricewaterhouseCoopers and The Timber Company’s independent public accountant was Arthur Andersen LLP (“Arthur Andersen”). Because the Merger was accounted for as a reverse acquisition, the historical financial statements of The Timber Company became the historical financial statements of Plum Creek as of October 6, 2001, the effective date of the Merger. As a result, Arthur Andersen became Plum Creek’s independent public accountant for Plum Creek’s financial statements relating to periods prior to October 6, 2001. On the effective date of the Merger, Arthur Andersen was dismissed and PricewaterhouseCoopers continued to serve as Plum Creek’s independent public accountant. Therefore, PricewaterhouseCoopers acted as Plum Creek’s independent public accountant only for the year ended December 31, 2001 and the subsequent interim period through May 7, 2002.

PricewaterhouseCoopers’ report on Plum Creek’s consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. As previously disclosed in Plum Creek’s Current Report on Form 8-K, dated October 6, 2001, Arthur Andersen’s report on Plum Creek’s consolidated financial statements for the year ended December 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2001 and through the subsequent interim period through May 7, 2002, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused it to make reference to the subject matter in connection with its report. During that time, there were no “reportable events” as listed in Item 304(a)(1)(v) of Regulation S-K.

As previously disclosed on Plum Creek’s Current Report on Form 8-K, dated October 6, 2001, during the year ended December 30, 2000 and the subsequent interim period to October 6, 2001, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused it to make reference to the subject matter in connection with its report. As previously disclosed on Plum Creek’s Current Report on Form 8-K, dated October 6, 2001, during that time, there were no “reportable events” as listed in Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

During the last two fiscal years and the interim period through May 7, 2002, neither Plum Creek nor The Timber Company has consulted Ernst & Young regarding any of the matters specified in Item 304(a)(2) of Regulation S-K. Plum Creek has provided PricewaterhouseCoopers with a copy of the disclosures in this Form 8-K prior to its filing with the Securities and Exchange Commission. PricewaterhouseCoopers has provided Plum Creek a letter, dated May 10, 2002, which is attached hereto as Exhibit 16.1 and hereby incorporated herein by this reference.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits. The following exhibits are filed with this document

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 10, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/S/ WILLIAM R. BROWN
Name: Title:	William R. Brown Executive Vice President and Chief Financial Officer

DATED:  May 10, 2002

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index to Form 8-K

Exhibit No.

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 10, 2002.